                                       3
                                                                   EXHIBIT 10.65

                                 THIRD AMENDMENT
                       TO THE SECOND AMENDED AND RESTATED
                          REINSURANCE POOLING AGREEMENT

         WHEREAS,  the  undersigned  parties  (Participants)  entered  into  the
above-captioned   agreement  (Agreement)  on  December  14,  1992  and  executed amendments thereto on February 18, 1993 and February 10, 1995;

         WHEREAS, the Participants desire to enter into a third amendment to the Agreement pursuant to Section 8.1 thereof; and

         WHEREAS, the amendments set out hereinbelow were approved by the Coordinating Committee and the board of directors of ALLIED Mutual Insurance Company on May 4, 1998 and by the boards of directors of AMCO Insurance Company, ALLIED Property and Casualty Insurance Company, and Depositors Insurance Company on May 5, 1998;

         NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements set forth herein, the Participants hereby agree as follows;

        1. Effective January 1, 1998, Section 3.8 of the Agreement is deleted therefrom in its entirety;

        2. Effective on the date of this amendment, Section 3.7 of the Agreement is hereby amended by deleting therefrom in its entirety the final sentence thereof, as added by the Second Amendment thereto;

        3. Effective July 1, 1998, Exhibit C to the Agreement, which is captioned "Administrative Fee" and which is incorporated by reference into Section 3.7 thereof, is amended as follows:

            A. Subsection 2 of Exhibit C is deleted in its entirety and replaced with the following;

               "7.5% of Adjusted Earned Premiums+ multiplied by its Applicable Participation Percentage (6.75% for unallocated LAE and 0.75% for investment expense)"

            B. The following is added to the definitions of Adjusted Written Premiums and Adjusted Earned Premiums by insertion at the end thereof:

               "and those premiums written by the Square Deal Division of Mutual"

            C. Subsections 3 and 4 of Exhibit C are deleted therefrom in their entirety.

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                                       4


        4. Effective January 1, 1999, Exhibit C to the Agreement is amended as follows:

            A. Subsection 1 is deleted in its  entirety  and  replaced  with the following:

               "Commencing on January 1, 1999, its Applicable Participation Percentage multiplied by that percentage of Adjusted Written Premiums* which is the product of Adjusted Written Premiums* and a percentage equaling the average underwriting expense (excluding commissions and premiums taxes) incurred by the Participants and the Square Deal Division of Mutual during the Annual Statement years 1994 through 1998."

            B. Subsection 2 is deleted in its  entirety  and  replaced  with the following:

               "Commencing on January 1, 1999, its Applicable Participation Percentage multiplied by the total of (i) total unallocated loss adjustment expense incurred by the Participants and the Square Deal Division of Mutual for that Annual Statement year and (ii) 0.50% of Adjusted Earned Premiums+."

            C. The following is added to the Exhibit as Subsection 3:

               "The foregoing notwithstanding, for Annual Statement years 1998 through 2000, no Affiliated Company shall be required to pay the Pool Administrator in any year an Administration Fee calculated pursuant hereto which is greater than that it would have paid if the Administrative Fee had been calculated pursuant to the terms of the Agreement as they existed prior to execution of this Third Amendment."

        5.  Effective January 1, 2000,  Exhibit C to the Agreement is amended by
        (i) striking the phrase "1994 through 1998" from the last line of Subsection 1 and by replacing it with "1995 through 1999" and (ii) striking the phrase "0.50% of Adjusted Earned Premiums+" from the last line of Subsection 2 and by replacing it with "0.25% of Adjusted Earned Premiums+."

        6. Effective January 1, 2001, the Agreement shall be amended by deleting
        Section 3.7 and Exhibit C therefrom  in their  entirety and by replacing
        Section 3.7 with the following:

               "For each Annual Statement year commencing on or after January 1, 2001, the Pool Administrator shall be reimbursed by each Affiliated Company for those Company Specific Expenses and Non-Pooled Items paid by the Pool Administrator on its behalf. In addition thereto, each Affiliated Company shall pay to the Pool Administrator an amount equaling its Applicable Participation Percentage of the Participants', including Square Deal Division of Mutual, total Administrative Expenses."

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                                       5




         IN WITNESS HEREOF, the undersigned parties hereto have executed this amendment on the 5th day of May, 1998.

ALLIED Mutual Insurance Company                  AMCO Insurance Company

By: /s/  Douglas L. Andersen                     By: /s/  Douglas L. Andersen
   ---------------------------------------          ---------------------------------------
Its: President and Chief Executive Officer       Its: President and Chief Executive Officer
     -------------------------------------            -------------------------------------

ALLIED Property and Casualty                     Depositors Insurance Company
Insurance Company

By: /s/  Douglas L. Andersen                     By: /s/  Douglas L. Andersen
   ---------------------------------------          ---------------------------------------
Its: President and Chief Executive Officer       Its: President and Chief Executive Officer
     -------------------------------------            -------------------------------------